UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017

CARDIFF INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanation Note: In this Current Form 8-K/A, “Company,” “our company,” “we” “us,” and “our” refer to Cardiff International, Inc., unless the context requires otherwise. We are amending the item 4.02, in the previous 8-K filed July 27, 2017; 8-K filed August 22, 2017 ; and the 8-K filed August 30, 2017.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 24, 2017 the Board of Directors (the “Board”) of Cardiff International, Inc. (the “Company”) concluded that the unaudited financial statements for the 1st Quarter 2017 (the “Relevant Period”), as previously filed as part of the Company’s previously issued unaudited consolidated financial statement as of and for the quarter ended March 31, 2017 should no longer be relied upon. The Company will restate its unaudited consolidated financial statements for the Restated Period to reflect adjustments in the fair market value.

The Company, discussed with Malone Bailey its independent auditors and have concluded to restate its financial statements for the Relevant Period to correct the identified accounting and disclosure errors due to unwinding the Acquisition Agreement with Consulting Services Support Corporation (CSSC Corp) and its subsidiaries Decision Technology Corporation and CSSC Services and Solutions, Incorporation (collectively referred to as “CSSC Group”), which was entered into on March 10, 2017. Upon rescission of the contract, CSSC Corp shall keep their finance business and the Company does not have to issue the stock. The contract between CSSC Corp and the Company is rendered a nullity.

In addition the Company identified errors related to understatement of derivative liabilities as of March 31, 2017, and change in the fair value of the derivative liability for the three months ended March 31, 2017. The facts underlying the Company’s original conclusion is that there were no derivative liabilities incurred when the convertible promissory notes in total amount of $61,500 were entitled to be converted at the conversion price of $0.03 per share, which was considered as a floor. In fact the variable conversion price of such convertible promissory notes triggered derivative liabilities of the Company and tainted the convertible notes with fixed conversion price.

On August 23, 2017 the Board of Directors (the “Board”) of Cardiff International, Inc. (the “Company”) concluded that the unaudited financial statements for the 2nd Quarter 2017 (the “Relevant Period”), as previously filed as part of the Company’s previously issued unaudited consolidated financial statement as of and for the quarter ended June 30th, 2017 should no longer be relied upon.

The Company, discussed this matter with Malone Bailey its independent auditors have concluded to restate its financial statements for the Relevant Period to correct the identified accounting and disclosure errors due to unwinding the Acquisition Agreement with American Cycle Finance Incorporation (collectively referred to as “ACF”), which was entered into on March 29, 2017. Upon rescission of the contract, ACF shall keep their finance business and the Company does not have to issue the stock. The contract between ACF and the Company is rendered a nullity.

Accordingly, all the financial statements as of March 31, 2017 and June 30th, 2017 or the first and second quarter have been restated via the filing of the amended Form 10-Q for the quarters of March and June 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff International, Inc.

By:        /s/ Daniel Thompson

              Daniel Thompson

Title:     Chairman

Dated: September 22, 2017

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